                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   March 12, 2003
                                                         -----------------

                               ACUITY BRANDS, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                  001-16583             No. 58-2632672
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       (State or other            (Commission          (I.R.S. Employer
       jurisdiction of            File Number)        Identification No.)
        incorporation)

    1170 Peachtree Street, NE
    Suite 2400, Atlanta, GA                                30309
    -----------------------------------------------------------------------
    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (404) 853-1400
                                                   --------------

                                      None
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

********************************************************************************

ITEM 5. Other Events.

Attached  hereto  is  a  press  release  issued  by  Acuity  Brands,  Inc.  (the
"Registrant")  on March 12, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Businesses Acquired.

             None.

        (b)  Pro Forma Financial Information.

             None.

        (c) Exhibits.

             The following exhibit is filed herewith:

                EXHIBIT NO.     DESCRIPTION
                99.1            Press Release, issued by Registrant on
                                March 12, 2003.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:  March 12, 2003

                                               ACUITY BRANDS, INC.

                                               BY: /s/ Helen D. Haines
                                                   ----------------------------
                                                   Helen D. Haines
                                                   Vice President and Secretary

Exhibit 99.1

Company Contact:
Karen Holcom
Acuity Brands, Inc.
404-853-1437

                            ACUITY BRANDS ANNOUNCES
                        ELECTION OF ROBERT F. MCCULLOUGH
                             TO BOARD OF DIRECTORS

ATLANTA, March 12, 2003 -- Acuity Brands, Inc. (NYSE: AYI) announced today the election  of Robert F. (Bob)  McCullough  to the  company's  Board of  Directors effective immediately. This addition to the Acuity Brands Board brings the total number of Directors to nine.

McCullough, a Certified Public Accountant, serves as the Chief Financial Officer and as a Board member of AMVESCAP PLC, a leading  independent  global investment management firm.  AMVESCAP operates under the AIM,  INVESCO,  and Atlantic Trust brands and has approximately $335 billion in assets under its management.

Prior to joining  AMVESCAP,  McCullough had a distinguished  career that spanned over 30 years with the accounting firm Arthur Andersen LLP. Upon graduating from the University of Texas in 1964, McCullough joined Andersen's audit staff in New
York City where he  ultimately  held  various  positions  as a partner.  He most recently  served as the managing  partner for Andersen's  Atlanta  practice from
1987  until  1996,  at  which  time he  elected  retirement  to  join  AMVESCAP.
McCullough is a member of the American Institute of Certified Public Accountants
and the Georgia Society of CPAs.

James S. Balloun,  Chairman,  President,  and Chief Executive  Officer of Acuity
Brands, said, "With the addition of Bob McCullough as a Director, we are further strengthening  the level of  financial  expertise  of our Board.  His  financial background aside, Bob's tremendous experience and civic responsibility will make him a valuable asset to our Board under any  circumstances.  We are pleased that he has agreed to serve as a Director of Acuity Brands."

Acuity Brands,  Inc., with fiscal year 2002 sales of approximately $2.0 billion, is comprised  of Acuity  Lighting  Group and Acuity  Specialty  Products  Group.
Acuity Lighting Group is the world's leading lighting  fixture  manufacturer and includes  brands such as Lithonia,  Holophane(R),  Peerless(R),  Hydrel(R),  and
American  Electric  Lighting(R).  Acuity  Specialty  Products Group is a leading provider of specialty chemicals and includes brands such as Zep(R), Enforcer(R), and Selig  Industries(TM).  Headquartered  in Atlanta,  Georgia,  Acuity  Brands
employs 11,800 people and has operations throughout North America and in Europe.